UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2001
                                                         -----------------


                         SODEXHO MARRIOTT SERVICES, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                     1-12188                52-0936594
 -------------------------------   ------------------     ---------------------
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


 9801 Washingtonian Boulevard, Gaithersburg, Maryland                 20878
 ----------------------------------------------------             -------------
     (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4500
                                                           --------------





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ITEM 5.           OTHER EVENTS.
-------------------------------

     On February 27, 2001, the Special Committee of Sodexho Marriott Services, Inc.'s Board of Directors announced it has retained UBS Warburg LLC as its financial adviser, Shaw Pittman as its legal counsel and Potter Anderson & Corroon LLP as its Delaware legal counsel.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------------

   (c)   The following exhibit is filed as part of this Form 8-K.

             Exhibit No.                        Description
         --------------------   -----------------------------------------------
                 99                 Press release, dated February 27, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SODEXHO MARRIOTT SERVICES, INC.


Date:   February 27, 2001                    By:   /s/ ROBERT A. STERN
     ------------------------                    ----------------------------
                                                  Robert A. Stern
                                                  Senior Vice President and
                                                    General Counsel


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


INDEX TO EXHIBITS
-----------------


        Exhibit No.                      Description
------------------------   ---------------------------------------------------
           99              Press  release  issued February 27, 2001, regarding
                           Sodexho Marriott Services, Inc.'s Special Committee announcement that it has retained its financial adviser, legal counsel, and Delaware legal counsel.



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